Exhibit 99.1

Notice of Non-Compliance with the NYSE

CENTENNIAL, Colo., November 22, 2024 -- NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced it has received a notice of non-compliance (the “NYSE Notice”) from the staff of the NYSE American Market (the “Exchange”) indicating that the Company has become noncompliant with the continued listing standard set forth in Section 803B(2)(c) of the NYSE American Company Guide (the “Company Guide”), since the Company’s Audit Committee is no longer comprised of at least two independent directors, as a result of the recent resignation of an independent director from the Company’s Board of Directors. The NYSE Notice stated that, pursuant to Section 803B(6)(b) of the Company Guide, the Company has until the earlier of its next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to comply with the audit committee composition requirements to regain compliance with the continued listing standards; provided that, if the annual meeting of stockholders occurs no later than 75 days following the event that caused the failure to comply, the Company will instead have 75 days from such event to regain compliance. As a result, the Company has until January 4, 2025 to regain compliance. The Board is undertaking a process to identify two independent directors to join the Board within the permitted time frame.

The NYSE Notice does not have any immediate effect on the listing of the Company’s common stock on the Exchange, which remains trading under the trading symbol “BURU”. There can be no assurance, however, that the Company will be able to regain compliance with the continued listing standard discussed above in the permitted time frame.

About NUBURU

Founded in 2015, NUBURU, Inc. (NYSEAM: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and high-brightness, high-power design to produce higher quality welds and parts at a faster rate than current lasers can produce for laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds at a rate that is up to eight times faster than traditional welding methods — all with the flexibility inherent to laser processing. For more information, please visit www.nuburu.net.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. Forward-looking statements in this press release include, among other things, developments with our Board of Directors and our compliance with Exchange listing standards. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the Exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from the partnership with GE Additive; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Contact:

Investor Relations:
NUBURU, Inc.

ir@nuburu.net

(720) 767-1400